SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2003

DOT COM ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-26597
(Commission File Number)

58-2466312
(IRS Employer Identification No.)

150 Randall Street, Oakville, Ontario
(Address of principal executive offices)

L6J 1P4
(Zip Code)

(905-337-8524)
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7.            Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this Report:

Exhibit No. 99	Description August 12, 2003 Earnings Release

Item 12.         Results of Operations and Financial Condition.

                On August 12, 2003, the Company announced by way of earnings release its results for the six-month period ended June 30, 2003. A copy of this release is attached as Exhibit 99.

                This information shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing therewith or under the Securities Act of 1933, as amended, except as expressly set forth in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOT COM ENTERTAINMENT GROUP, INC. (Registrant)
Date: August 14, 2003	By: /s/ David Callander Name: David Callander Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99	Description August 12, 2003 Earnings Release